UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 5, 2005

AVNET, INC.

(Exact Name of Registrant as Specified in Its Charter)
New York

(State or Other Jurisdiction of Incorporation)

1-4224	11-1890605

(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)
(480) 643-2000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. Financial Statements and Exhibits
SIGNATURE

This Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Avnet, Inc. with the Securities and Exchange Commission on July 11, 2005 (the “Original 8-K”) to reflect that the information under Item 9.01(a)-(b) is not required. Except as described above, no other amendments are being made to the Original 8-K, which contains Items 1.01, 2.01, 3.02, 5.02, 7.01 and 9.01(a)-(c).
ITEM 9.01. Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press Release of Avnet, Inc. dated July 5, 2005. (As filed with the Original 8-K)

99.2	Registration Rights Agreement, dated as of July 5, 2005, between Avnet, Inc. and certain shareholders of Memec Group Holdings Limited. (As filed with the Original 8-K)

99.3	Board Nominee Agreement, dated as of July 5, 2005, between Avnet, Inc. and Permira Europe Fund II Nominees Limited, Permira UK Venture IV Nominees Limited and SV (Nominees) Limited as nominee for Schroder Ventures Investments Limited. (As filed with the Original 8-K)

S I G N A T U R E
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC. (Registrant)

Date: August 15, 2005	By:	/s/ RAYMOND SADOWSKI

Raymond Sadowski Senior Vice President and Chief Financial Officer